



INmuneBio
INNATE IMMUNITY

Nasdaq: INMB





February 2019.v7

Forward-Looking Statements

INmuneBio
INNATE IMMUNITY

This presentation contains "forward-looking statements" Forward-looking statements reflect our current view about future events. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors (including the risks contained in the section of this prospectus entitled "Risk Factors") relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our Vision:

Become the Leader **in Reprograming the Innate Immune System for the Treatment of Disease.**

INMB Target Cells of Innate Immune System

NK | *MDSC* | *Microglial*



- Residual Disease
- Resistance to Therapy
- Neuro-inflammation

INMB Pipeline

	Pre-clinical	Phase I	Phase II POC	Pivotal
INB03 for CPI resistance				
INB03 for trastuzumab resistance				
INKmune for relapsed/refractory ovarian cancer				
INKmune for high-risk MDS				
XPro1595 for Alzheimer's disease				

Current Trials
Potential Future Programs




INB03




Problem: 3 of 4 Patients Resistant to CPI



Stage IV Melanoma
treated with
Ipilimumab
(Wolchok2016)
MDSCs < 5.1%
MDSCs < 9.5%
MDSCs ≥ 9.5%
P = 6.7 × 10-11
Survival probability
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
Years

MDSC predict resistance to CPI

Why is MDSC Important?

Lethal cycle of chronic inflammation, immunosuppression, cancer progression and metastasis


Chronic Inflammation
MDSC Proliferation
Immunosuppression in TME
Cancer growth and metastasis

How INB03 Improves CPI Function


MDSC "force field" before INB03
Cancer killing T cell after CPI does not kill cancer cells due to MDSC
cancer cells live and grow
MDSC "force field" after INB03
Cancer killing T cell after CPI kills cancer cells when MDSC eliminated by INB03
cancer cells killed by CPI powered T cells

INB03 Development Program

INmuneBio INNATE IMMUNITY

Ongoing Phase 1 open-label, dose-escalation trial

12 patients with advanced solid tumors with biomarkers of chronic inflammation including ↑ MDSC

- Treatment: INB03 sub-cutaneous once a week
- Endpoints:
  - Safety
  - ↓ MDSC

Phase 2 trial in Stage IV melanoma* ± CPI

Patients resistant to CPI with ↑ MDSC*

- Treatment*: combo therapy INB03 ± CPI
- Endpoints*:
  - ↓ MDSC
  - No resistance to CPI
    - Improved progression free/overall survival

*subject to modification pending results of Phase I




XPro1595




INmuneBio
INNATE IMMUNITY

Alzheimer's Association awards INmune Bio Part the Cloud Grant - $1M USD translational funding to study XPXro1595 in Alzheimer's disease

Goal: Help promising therapies across "Valley of Death"

Neuroinflammation: the "ignored" Element of Alzheimer's Disease

INmuneBio INNATE IMMUNITY


B amyloid plaques
tau neurofibrillary tangles
microglial activation

Microglial activation = neuroinflammation = synaptic pruning & neuronal death

Neuroinflammation Linked to Every Aspect of Alzheimer's Disease Pathology


Abnormal Ab and Tau processing
Synaptic loss
Neuronal cell death
TNF
Microgliosis and Astrogliosis
Excitotoxicity
Suppression of growth factors

XPro1595 Phase I AD

INmuneBio INNATE IMMUNITY

Biomarker directed trial of patients with inflammation and proven Alzheimer's Diseases

18 patients in 3 cohorts

- Weekly XPro1595 subQ for 3 months
- Biomarkers of inflammation at 0,6 and 12 weeks
  - Endpoints:
    - Safety
    - ↓ inflammation blood, CSF, brain and breath
    - Measures of cognition, psychiatric symptoms and QOL

Novel use of Biomarkers of Inflammation


MRI
Free water content of white matter
Blood
Inflammatory cytokines and immune profiling
CSF
Inflammatory cytokines and immune profiling
Breath
VOC – volatile organic compounds





INKmune





INKmune to Treat Minimal Residual Disease (MRD)



100
80
60
40
20
0
survivors
>12.2% LCA
<12.2% LCA
p=0.001 "relapsers"
0 12 24 36 48 60 72 84 96 108
Months in CR

Difference between survivors and relapsers is MRD

What is MRD?

- Residual disease is the cancer that is left behind after treatment
- Two types:
  - Overt: visible by imaging studies
  - Minimal (MRD): invisible by imaging studies
- NK cells are responsible for eliminating MRD
- ***Problem:*** patient's NK cells are inert
- ***Solution:*** INKmune primes the patient's NK cells to attack MRD

INKmune Primed NK Cells Kill Cancer


cancer cell
NK cell

Human ovarian cancer cells plus patient's own NK cells


cancer cell
TpNK

Human ovarian cancer cells with patient's NK cells after INKmune treatment

INKmune Clinical Trial

INKmune causes in vivo priming so patient's NK cells can kill their cancer by targeting naturally occurring tumor antigens

Phase 1/2 study in relapsed/ refractory CaOva

Platinum resistant/refractory patients with residual disease

- Treatment: INKmune -6 doses
- Endpoints:
  - Safety
  - ↑ NK activation and tumor killing
  - ↓ tumor burden*

*when in Phase II

INKmune therapy weekly times three then monthly

Investment Opportunity

- ***Public clinical stage immunology company with programs in oncology and neurodegenerative disease***
- ***Platforms target "ignored" elements of immunology***
  - Innate immune system
  - MDSC - "protector" cells of the TME
  - Neuroinflammation as a cause of Alzheimer's disease
- ***Target large markets with unsolved problems***
  - patients resistant to CPI – fast growing oncology market segment
  - MRD – the cause of cancer relapse
  - microglial activation as a cause of Alzheimer's disease
- ***Multiple programs provide sum-of-parts value***





INmune Bio = Innate Immunity





Milestones

INmuneBio INNATE IMMUNITY

- ✓ February 1, 2019 – IPO closed
- ✓ February 4, 2019 – NASDAQ Capital Markets listing
- ✓ Feb19 – Part the Cloud award – Alzheimer' Assoc
- Mar19 – initial data on INB03 Phase I
- May19 – first patient enrolled INKmune CaOva
- May19 – initiate INB03 combination trial
- Jun19 – first patient enrolled XPro1595 Alz trial
- 2H19 – initial data from INKmune Phase I
- 1H20 – Start INKmune Phase II CaOVA
- 1H20 – Start INB03+CPI combination Phase II trial

Sum-of-Parts Market Opportunity

INMB pipeline address 3 market

- ***Alzheimer's Disease/dementia market (US)***
  - 5.5 M patients
- ***Cancer residual disease market (US)***
  - 1,735,350 new cases and 609,640 people will die
- ***Resistance to CPI market***
  - Combination therapy has the potential of improving efficacy and expanding market

Experienced Leadership

INmuneBio
INNATE IMMUNITY

Management

RJ Tesi, MD
Chief Executive Officer & Chief Medical Officer

Mark Lowdell, PhD
Chief Scientific Officer

David Moss
Chief Financial Officer

Board of Directors

J. Kelly Ganjei
CEO of Cognate

Timothy Schroeder
CEO and Founder of CTI

David Szymkowski, PhD
VP of Cell Biology

Scott Juda
Founder and Managing Member, Fossick Capital

For complete biographies, visit www.inmunebio.com

Intellectual Property

INB03/XPro1595

- 2021 – composition-of-matter (licensed from Xencor)
- 2032 – Methods for treatment of neurologic disease
- 2035 – use for treatment of cancer (licensed from University of Pittsburgh)

INKmune

- 2035 – use for treatment of cancer
- Multiple filings in process

Continuing to expand patent portfolio for both platforms



INB03/XPro1595 MOA Appendix



XPro1595/INB03: Selective Inhibitor of Soluble TNF (sTNF)

- Nearly identical to human TNF protein
  - 2 mutations produce mechanism-of-action
- Excellent CMC amd PK properties
  - Qweek patient administration as subQ injection
- In clinical trial
- 60+ publications

17kDal non-glycosylated protein attached to 10 kDal linear PEG with 18 hour half life


binding site
mutations
PEG site

see Steed et al., *Science*, 301, 2003

How XPro159/INB03 Neutralizes sTNF



Normal sTNF activity
Active TNF
TNFR
sTNF bind
TNFR
Inflammation
XPro1595
Active TNF
or
Inactive
heterotrimers
No sTNF activity
Heterotrimers
cannot bind
TNFR
NO
Inflammation

Why is Xpro1595/INB03 Different?

Normal TNF Biology


TNFR1
TNFR2
sTNF
(bad)
tmTNF
(good)

INB03 does not neutralize tmTNF


X
INB03
tmTNF

tmTNF binds TNFR with normal function

Approved TNF inhibitors


TNFR1
TNFR2
sTNF
(bad)
tmTNF
(good)

Prevent function of sTNF and tmTNF

XPro1595/INB03


TNFR1
TNFR2
sTNF
(bad)
tmTNF
(good)

Neutralizes sTNF allowing normal of TM TNF

Precision Therapy: Targets sTNF not tmTNF

INmuneBio INNATE IMMUNITY

Soluble TNF



Caspase activity
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-3
-2
-1
0
1
Log [anti-TNF (μg/ml)]
INB03
etanercept
infliximab
adalimumab
vehicle

Inflammatory soluble TNF eliminated:
No paracrine signaling through receptors



INB03
solTNF
(recombinant or
physiological)
Exchange =
No paracrine
signaling

Trans-membrane TNF



Caspase activity
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-3
-2
-1
0
1
2
Log [anti-TNF (μg/ml)]
INB03
etanercept
infliximab
adalimumab
vehicle

Immunoprotective transmembrane TNF unaffected:
Allows juxtacrine cell-cell signaling



INB03
Normal
juxtacrine
signaling

Zalevsky et al., *J. Immunol.* 2007

Expected Dose: 1mg/kg/week

Repeat Dose Modeling of XENP1595 in Humans
1mg/kg Administered SC Every 5, 7, or 10 Days



10
1
0.1
XENP1595 (ug/mL)
2.4µg/ml
1.3µg/ml
0.5µg/ml
0
5
10
15
20
25
30
Time (day)
10d
5d
7d

Allometric scaling of cyno PK data suggests weekly dosing of 1 mg/kg SC in humans will sustain >1 µg/ml trough serum levels of INB03

V = 494.9 ml
k_{01} = 3.552/day
k_{10} = 0.25/day

Volume and k_{ab} are the same as for cyno. The k_{el} term is reduced by ~2x

33

Manufacturing

RP-HPLC of INB03


XENP1595
Conc: 100mg/mL
Lot#: A09132A
Storage: 2-8ºC
Manufacture
0
10
20
30
40
50
min

- INB03 was engineered for single, site-specific clean pegylation (10kD PEG/monomer x 3 monomers)
- Unpegylated XENP550 is produced through E. coli expression
- INB03 is a nonglycosylated small (17 kD monomer) & stable homotrimeric protein, with superior manufacturing vs. mAbs & Fc fusions
- Current production yield = ~300mg/liter
- Yd improvement and new batch manufacturing planned for after IPO





MDSC Appendix





Different Approach to Immuno-oncology



Adaptive Immunity
Innate Immunity
Effector cells
Protector cells
Most I/O companies
INKmune
INMB
INB03

- Effector cells: T and NK cells
- Protector cells: MDSC, TAM, TAN, Treg, CAF

MDSC Predict Resistance to CPI

- INB03 targets MDSC
- CPI + INB03 should overcome MDSC based resistance by eliminating MDSC so CPI become effective



Stage IV Melanoma
treated with
Ipilimumab
(Wolchok2016)
MDSCs < 5.1%
MDSCs < 9.5%
MDSCs ≥ 9.5%
(n=209)
P = 6.7 × 10-11
Survival probability
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
Years

INB03 to Treat Resistance to CPI

Resistance to checkpoint inhibitors is a growing problem in the care of cancer patients

- ***Problem:*** 3 of 4 patients resistant to CPI
- ***Solution:*** eliminate cause resistance
- ***Drug:*** INB03
- ***Target:*** myeloid derived suppressor cells (MDSC)
- ***Status:*** in Phase I trial in patients with advanced cancer and biomarkers of resistance

How does INB03 Inhibit MDSC to Kill Tumor?


Step 1
INB03 binds
TNFR
Step 2
TNFR inhibits
pSTAT3
Step 3
Stops differentiation and
proliferation of myeloid
cells to MDSC
Step 4
Decrease MDSC in
TME decreases
TAM and Treg
Step 5
Increased
NK/DC
crosstalk
Step 6
Recruitment
of CD8+ TIL
to tumor
Step 7
increased
tumor killing

INB03: 2 Step Process for Improved Survival

INmuneBio
INNATE IMMUNITY

MCA fibrosarcoma model in mice

↓MDSC in tumor



% cells
16
14
12
10
8
6
4
2
0
control
etanercept
INB03

Decreased sTNF decreases differentiation and proliferation of MDSC

+

↑CD8+ lymphocytes in tumor



10
9
8
7
6
5
4
3
2
1
0
etanercept
INB03

tmTNF promotes NK/DC crosstalk that recruits CD+8 TILs

=

↑112 day survival



animals
10
9
8
7
6
5
4
3
2
1
0
control
INB03
Alive
dead

↓MDSC with ↑CD8+TIL results in better survival




Alzheimer's Disease Appendix




XPro1595 to Treat Alzheimer's Disease

INmuneBio INNATE IMMUNITY

AD is an expanding, expensive and intractable disease that defies a therapeutic solution

- ***Problem:*** synaptic pruning and nerve cell death
- ***Solution:*** reduce neuroinflammation
- ***Drug:*** XPro1595
- ***Target:*** activated glial cells in the brain
- ***Status:*** entering Phase I trial in patients with mild to moderate Alzheimer's disease

Inflammation: the Third Horseman of Alzheimer's Pathology


AMYLOID
AB accumulation
TANGLE
Neurofibrillary tangles
Neuronal cell death
Disease
Pathology
INFLAMMATION
Reactive microglia

Cure Alzheimer's Fund

Inflammation in Alzheimer's Disease

INmuneBio INNATE IMMUNITY



Neurodegeneration
Synapse loss
Alternative processing of Amyloid and tau
Suppression of growth factors
Microglial activation
Excitotoxicity
Reduced clearance of toxic debris
INFLAMMATION
Diet
Infection
Stress
Environment
genes
Lifestyle
Age

XPro1595 Attenuates Alzheimer's Pathology and Restores Normal Function



McAlpine et al., 2009;MacPherson et al., 2017
01. Amyloid pathology
Saline
XPro1595
Amyloid
Hippocampus
McAlpine et al., 2009
Cavanagh et al., 2016; MacPherson et al., 2017
02. Synapse dysfunction
Saline
XPro1595
Saline
TgCRND8
Sama et al., 2012;Cavanagh et al., 2016
03. Cognitive impairment
Spatial learning
# of attempts
Veh
MacPherson et al., 2017; Sama et al., 2012
04. Immune dysfunction
Activated Myeloid cells
Brain T cell infiltration
Microglia
Iba-1 protein levels (% vehicle)
Vehicle

Efficacy has been shown in 3xTgAD, 5xFAD, TgCRND8 and aged mice

Phase 1b Biomarker Directed, Proof of Biology Study in Mild to Moderate AD Patients

INmuneBio INNATE IMMUNITY

Key enrollment criterion

- ✓ Mild to Moderate Disease (N=18)
- ✓ Positive for Amyloid
- ✓ Blood hsCRP $\geq$ 2mg/L



Baseline

- ❑ Safety
- ❑ Blood inflammation
- ❑ Brain inflammation
- ❑ Imaging (MRI)
- ❑ Cognition
- ❑ Psychiatric symptoms
- ❑ Quality of Life

Week 6

- ❑ Safety
- ❑ Blood inflammation
- ❑ Imaging (MRI)
- ❑ Cognition
- ❑ Psychiatric symptoms
- ❑ Quality of Life

Week 12

- ❑ Safety
- ❑ Blood inflammation
- ❑ Brain inflammation
- ❑ Imaging (MRI)
- ❑ Cognition
- ❑ Psychiatric symptoms
- ❑ Quality of Life

Cohort (n=6)	Dose of XPro1595
Cohort 1:	0.3 mg/kg
Cohort 2:	1.0 mg/kg
Cohort 3 :	3.0 mg/kg




INKmune Appendix




INKmune to Treat Residual Disease

Residual disease is the cause of relapse and death in a majority of patients

- ***Problem:*** cancer remains after treatment
- ***Solution:*** eliminate residual disease
- ***Drug:*** INKmune
- ***Target:*** patient's NK cells
- ***Status:*** entering Phase I/II trial in women with relapse/refractory ovarian cancer

Tumor not Immune System Cause of Relapse

INmuneBio
INNATE IMMUNITY



Relapser NK cells
Survivor NK cells
Does not kill
Does Not Kill
Kills
Kills
Relapser AML
Survivor AML

- Relapser NK cells **kill** survivors AML.
- Survivor NK cells ***can not kill*** relapser AML.

Conclusion: AML mutates to evade NK cell killing.

Relapse due to Minimal Residual Disease


Relapse due to MRD
Priming
Triggering
S2
rNK Cell
Cancer Cell
Cancer down-regulates S1, "evading" NK cells, allowing cancer to grow
INKmune primes NK cells to eliminate MRD
Priming
Triggering
S2
TpNK Cell
Dead-Cancer Cell
INKmune artificially replaces S1 allowing the NK to engage and kill cancer cells

aNK Cell = Activated NK Cell
rNK Cell = Resting NK Cell

INKmune: "universal" Cancer Therapy



M1
M2
Events
CD130 PE
Nil
NK
TpNK
To-Pro
FSC

INKmune TpNK are active against many types of cancers:

- *Blood cancers:* AML, MM, lymphoma
- *Solid tumors:* breast, ovary, prostate, renal, lung



% Specific lysis
70
60
50
40
30
20
10
0
AML
CLL
MCF-7



% specific lysis
50
40
30
20
10
0
NK Ova
TpNK Ova
NK CaBr
TpNK CaBr

modified from Lowdell2007 and 2011

Results with 1st-Generation TpNK Therapy

AML Phase 1

INmuneBio INNATE IMMUNITY

TpNK therapy made a difference

2 Phase 1 clinical trials; 20 patients with high-risk AML using *ex vivo*, personalized TpNK therapy

Clinical Results

– *Prolonged* remissions with excellent quality of life
– Put chemo-resistant disease into remission
– 2 patients remain alive in complete remission after >3 years

Conclusions:

- TpNK biology translated to the clinic
- Most patients relapsed – need multiple treatments
- Personalized therapy cumbersome – need universal off-the-shelf solution

Biomarker – Patient Selection


% Specific lysis
70
60
50
40
30
20
10
0
AML
CLL
MCF-7

Autologous INKmune pNK cells lyse primary MM cells irrespective of prior treatment


p=0.018
% SPECIFIC LYSIS
100
75
50
25
0
NK
TaNK
NK
TaNK
+Dexamethasone
-Dexamethasone

INKmune pNK target tumor and NOT normal cells


Normal B cells
Myeloma B cells
Nil
NK
INKmune
To-Pro
FSC

Am J Hematology; 86:967-973

INKmune Development Program

2nd-generation TpNK causes in vivo priming so patient's NK cells can kill their cancer by targeting naturally occurring tumor antigens

Phase 1/2 study in relapsed/ refractory CaOva

Platinum resistant/refractory patients with residual disease

- Treatment: INKmune IP
- Endpoints:
  - Safety
  - ↑ NK activation and tumor killing
  - ↓ tumor burden*

Phase 1/2 dose-finding study in high-risk MDS

Patients with high-risk MDS and measurable disease

- Treatment: INKmune IV
- Endpoints:
  - ↑ NK activation and tumor killing
  - ↓ blasts in marrow*

*in Phase II

INKmune therapy weekly times three then monthly

NK cells and INKmune in Ovarian Cancer

SKOV3 killing by NK cells from healthy donor (HD) or CaOva patient ascites



100
80
60
40
20
0
% Viable SKOV3 Cells
*
*
SKOV-3 ALONE
HD NK+SKOV3
HD TpNK+SKOV3
HD LAK+SKOV3
PT08 ASC NK+SKOV3
PT08 ASC TpNK+SKOV3
PT08 ASC LAK+SKOV3

↓ Patient ascites NK cells kill SKOV3

*IL2 primed NK cells do not kill SKOV3

INKmune MOA

INmuneBio INNATE IMMUNITY

INB16 vs cytokine priming – Differential protein expression @16h



K562
Daudi
INB16
RPMI-8226
IL-2
IL-15
IL-18
IL-12/15/18
CD16
CD54 (ICAM-1)
CD62L
CD184 (CXCR4)
CD226 (DNAM-1)
CD244 (2B4)
CD314 (NKG2D)
CD335 (NKp46)
CD337 (NKp30)
NKp80
Colour Key
≤ 75% Decrease
No change
≤ 75% Increase

- Paradoxical decrease (not loss) in ligand expression associated with increased function
- INKmune priming fundamentally different than cytokine or antibody priming

INKmune Primed NK Cell Killing Assay



Real-Time Cytolysis Plot
INKmune
added
NK added
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
% Cytolysis
24.0
36.0
48.0
60.0
72.0
84.0
Time (hr Post-Treatment)
NK 1:1
NK 2:1
NK 5:1
NK 20:1
TP-NK 1:1
TP-NK 2:1
TP-NK 5:1

INKmune MOA


INB16
CD15 epitope
CD2L
CD2
CD16
NK
CD3ζ
SS


% CD25 Expression
TaNK alone
TaNK +CD15
TaNK+OKT11
TaNK+CD15+OKT11
TaNK+ W632
% RAJI Lysis




pSTAT5


NK signalling upon co-culture with CTV-1
% positive
pLAT
pZAP70
Min


rNK
TpNK 4h

Lowdell2007

INB16 vs LAK Priming – 412 Gene Expression Profiles


INB16
IL-2 LAK

ALCAM – NK cell migration and adhesion
STAT5 – "molecular switch" essential for NK killing
CD70 – CD27L and NCR for B cell tumours
VEGFA – survival signal for NK
CXCL10 – chemoattractant for NK cells





INB03 HER2/MUC4 Appendix





Trastuzumab Resistance in Breast Cancer

- ~30% of women with breast cancer are HER2+
- 30% - 50% patients have 1° or 2° resistance to trastuzumab
- MUC4 expression predicts trastuzumab resistance



Disease-free survival probability (%)
100
75
50
25
0
P= 0.0086
MUC4 negative n= 31
MUC4 positive n= 47
0
20
40
60
Time (months)

INB03 Reverses Trastuzumab Resistance

INmuneBio
INNATE IMMUNITY

INB03 overcomes trastuzumab resistance in JIMT-1 tumors



Tumor volume (mm³)
500
400
300
200
100
0
0
10
20
30
Time of treatment (days)
T+DN
DN
T
IgG

T-trastuzumab
DN- INB03
Schillaci-SABCS2018

MUC4 blocks trastuzumab binding



Trastuzumab
Solulable TNF
TNFR
HER2
MUC4
Cell Membrane

INB03 decreases MUC4 expression



INB03
TNFR
HER2
Trastuzumab
MUC4
Cell Membrane